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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our report dated January 10, 1996, incorporated by reference in Barnett Banks, Inc.'s Form 10-K, as amended on Form 10-K/A, for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Jacksonville, Florida
February 10, 1997